QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion in this Amendment No. 1 to Annual Report on Form 10-K/A of Gilead Sciences, Inc. of our report dated January 12, 2001 relating to the financial statements of Proligo LLC for the thirteen-month period ended December 31, 2000, which appears in this Annual Report on Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
May 5, 2003

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS